VIRTUS KAR SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—17.3%
Cheesecake Factory, Inc. (The)	1,065,215	$ 28,143
Latham Group, Inc.(1)	1,654,025	11,462
Leslie’s, Inc.(1)	2,423,718	36,792
SiteOne Landscape Supply, Inc.(1)	259,168	30,807
Terminix Global Holdings, Inc.(1)	735,711	29,907
Thor Industries, Inc.	528,406	39,488
		176,599

Consumer Staples—6.3%
National Beverage Corp.	796,770	38,994
WD-40 Co.	124,451	25,059
		64,053

Financials—21.8%
Bank of Hawaii Corp.	548,015	40,772
First Financial Bankshares, Inc.	432,223	16,973
Houlihan Lokey, Inc. Class A	533,215	42,087
Lakeland Financial Corp.	317,426	21,083
Primerica, Inc.	229,735	27,497
RLI Corp.	328,249	38,271
Stock Yards Bancorp, Inc.	582,556	34,849
		221,532

Health Care—5.3%
Azenta, Inc.	753,607	54,335
Industrials—33.9%
Albany International Corp. Class A	483,678	38,109
Armstrong World Industries, Inc.	426,520	31,972
Construction Partners, Inc. Class A(1)	1,269,853	26,591
Graco, Inc.	587,704	34,916
Hillman Solutions Corp.(1)	2,324,229	20,081
John Bean Technologies Corp.	228,148	25,192
Landstar System, Inc.	256,288	37,269
RBC Bearings, Inc.(1)	240,912	44,557
UniFirst Corp.	215,902	37,174
Watsco, Inc.	203,780	48,667
		344,528

	Shares	Value

Information Technology—9.9%
American Software, Inc. Class A	1,006,834	$ 16,270
Badger Meter, Inc.	188,069	15,213
EVERTEC, Inc.	1,243,599	45,864
Jack Henry & Associates, Inc.	129,745	23,357
		100,704

Materials—3.3%
Scotts Miracle-Gro Co. (The)	423,813	33,477
Total Common Stocks (Identified Cost $785,129)		995,228

Total Long-Term Investments—97.8% (Identified Cost $785,129)		995,228

Short-Term Investment—2.1%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.351%)(2)	21,097,096	21,097
Total Short-Term Investment (Identified Cost $21,097)		21,097

TOTAL INVESTMENTS—99.9% (Identified Cost $806,226)		$1,016,325
Other assets and liabilities, net—0.1%		1,137
NET ASSETS—100.0%		$1,017,462

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$995,228	$995,228
Money Market Mutual Fund	21,097	21,097
Total Investments	$1,016,325	$1,016,325
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Value Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2022
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
 Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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